LEGG MASON PARTNERS VARIABLE INCOME TRUST

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED JUNE 19, 2009

TO THE PROSPECTUSES OF THE

FUNDS LISTED IN SCHEDULE A

The following information supplements the “Annual fund operating expenses” table that is included in each fund’s prospectus:

Expense ratios for the current fiscal year may be higher than those shown in the “Annual fund operating expenses” table – for example, if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

With respect to all funds listed in Schedule A, except for Legg Mason Partners Variable Money Market Portfolio, the following text replaces the section of the prospectus entitled “Frequent Purchases and Redemptions of Fund Shares”:

Frequent Trading of Fund Shares

Frequent trading in the fund’s shares increases the fund’s administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund’s portfolio and increase the fund’s costs associated with trading the fund’s portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund’s other shareholders. The fund therefore discourages frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board has determined that the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

Under the fund’s frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy currently provides that the fund will use its best efforts to restrict a shareholder’s trading privileges in the Funds if that shareholder has engaged in three or more “Round Trips” (defined below) during any rolling 12-month period. The restriction on the number of round trips may change from time to time by amendment of the frequent trading policy. The fund may determine to restrict a shareholder from making additional purchases prior to engaging in three round trips. However, the fund has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading and the amount of trading. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of fund shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund’s frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker-dealers, and mutual fund marketplaces) maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Schedule A

Fund Name	Prospectus Date

LEGG MASON PARTNERS VARIABLE INCOME TRUST

Legg Mason Partners Variable Adjustable Rate Income Portfolio	February 28, 2009

Legg Mason Partners Variable Diversified Strategic Income Portfolio	April 30, 2009

Legg Mason Partners Variable Global High Yield Bond Portfolio	April 30, 2009

Legg Mason Partners Variable High Income Portfolio	February 28, 2009

Legg Mason Partners Variable Money Market Portfolio	February 28, 2009

Legg Mason Partners Variable Strategic Bond Portfolio	April 30, 2009

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

Legg Mason Partners Variable Aggressive Growth Portfolio	February 28, 2009

Legg Mason Partners Variable Appreciation Portfolio	April 30, 2009

Legg Mason Partners Variable Dividend Strategy Portfolio	February 28, 2009

Legg Mason Partners Variable Fundamental Value Portfolio	April 30, 2009

Legg Mason Partners Variable International All Cap Opportunity Portfolio	February 28, 2009

Legg Mason Partners Variable Investors Portfolio	April 30, 2009

Legg Mason Partners Variable Large Cap Growth Portfolio	February 28, 2009

Fund Name	Prospectus Date

Legg Mason Partners Variable Lifestyle Allocation 50%	April 30, 2009

Legg Mason Partners Variable Lifestyle Allocation 70%	April 30, 2009

Legg Mason Partners Variable Lifestyle Allocation 85%	April 30, 2009

Legg Mason Partners Variable Mid Cap Core Portfolio	February 28, 2009

Legg Mason Partners Variable Capital Portfolio	April 30, 2009

Legg Mason Partners Variable Capital and Income Portfolio	April 30, 2009

Legg Mason Partners Variable Global Equity Portfolio	April 30, 2009

Legg Mason Partners Variable Small Cap Growth Portfolio	April 30, 2009

Legg Mason Partners Variable Social Awareness Portfolio	February 28, 2009

FDXX011885

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